UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

Allis-Chalmers Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-02199	39-0126090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification Number)

5075 Westheimer
Suite 890
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 369-0550
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

ITEM 7.01	Regulation FD Disclosure.

On November 8, 2005, Allis-Chalmers Energy Inc. (the “Company”) announced earnings results for the quarter ended September 30, 2005 and made a presentation in a conference call to analysts and investors to provide a financial and operational update. A copy of the Company’s third quarter earnings press release is attached as Exhibit 10.45. A transcript of the presentation to analysts and investors is attached as Exhibit 10.46. Copies of the Company’s written Corporate Presentation materials and Company Fact Sheet made available on the Company’s website (www.alchenergy.com) in connection with the presentation are attached as Exhibits 10.47 and 10.48, respectively.

Each of the exhibits described above is not being “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is being furnished solely to comply with Item 2.02 of Form 8-K and Regulation FD promulgated by the Securities and Exchange Commission.

ITEM9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

10.45	Press release dated November 8, 2005.

10.46	Transcript of presentation to analysts and investors.

10.47	Corporate Presentation materials.

10.48	Company Fact Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIS-CHALMERS ENERGY INC.

Date: November 10, 2005	By:	/s/ Victor M. Perez

Name: Victor M. Perez Title: Chief Financial Officer